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                                                                    EXHIBIT 10.4

THIRD AMENDMENT TO AGREEMENT NO. 095-1 FOR PROVISION OF INTERNATIONAL SATELLITE SERVICES VIA THE MEXICAN SATELLITE SYSTEM EXECUTED BETWEEN SATELITES MEXICANOS, S.A. DE C.V. ("SATMEX"), REPRESENTED BY ING. LAURO ANDRES GONZALEZ MORENO, GENERAL DIRECTOR AND TELESPAN, INC. ("THE CUSTOMER"), REPRESENTED BY CHARLES RANDY POOLE, LEGAL REPRESENTATIVE IN ACCORDANCE WITH THE FOLLOWING BACKGROUND, RECITALS, AND CLAUSES:


                                   BACKGROUND

1. On April 28, 1998 SATMEX and the Customer executed Agreement No. 095-1 ("the Agreement") for the provision of International Satellite Services via the Mexican Satellite System.

1. On September 1, 1998 SATMEX and the Customer executed an Amendment ("Amendment 1") to Agreement No. 095-1 for the provision of International Satellite Services via the Mexican Satellite System in which it was established that the monthly recurring would be $161,000 USD.

1. On January 4, 1999 SATMEX and the Customer executed an Amendment ("Amendment 2") to Agreement No. 095-1 for the provision of International Satellite Services via the Mexican Satellite System in which it was established that the late payment fees would be calculated based on the rate resulting from 1.5 times the Prime Rate issued by Citibank.

1. In accordance with Paragraph One of the Agreement, SATMEX agreed to provide to the Customer international satellite services via the Mexican Satellite System by assigning uninterrupted space segment on C Band, transponder 3W, Region 1, Solidaridad 2 with a bandwidth of 72 MHz.

                                   RECITALS

 .1   The parties hereby state:

 .1   That they ratify all Recitals stated in the Agreement.

 .1   That they hereby agree to the terms and conditions of this present
     Amendment.

After having made the above statements and recitals the Parties hereby agree to execute and adhere to the following:

                                    CLAUSES

FIRST.-   The Parties agree that the Bandwidth established in the First
             Paragraph of The Agreement shall be utilized by the Customer as follows:

             May 1, 1998 to October 31, 1999          72.00 MHz
             November 1, 1999 to March 31, 2000       36.00 MHz
             April 1, 2000 to July 31, 2000           54.00 MHz
             August 1, 2000 to April 30, 2001         72.00 MHz
SECOND.- The Parties agree in modifying the First Clause of Amendment 1 as follows:

             The Customer shall pay SATMEX for the services in advance on a monthly basis a total of ************* in accordance with the following schedule:

             From May 1, 1998 to October 31, 1999 *********** monthly.

             From November 1, 1999 to March 31, 2000 ********** monthly.

**********   Confidential treatment requested by registrant. Omitted material filed separately with the Commission.


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             From April 1, 2000 to July 31, 2000 *********** monthly.

             From August 1, 2000 to April 30, 2001 *********** monthly.

SECOND.- The Parties agree in substituting Addendum 1 of Amendment 1 for Addendum 1-b attached hereto and duly executed by the parties and shall form an integral part of this Amendment.

THIRD.- The term of this Amendment shall begin upon the date of execution and shall terminate in accordance with the term established in Paragraph Fourteen of the Agreement.

FOURTH.- The Parties agree that all other Paragraphs of the Agreement, Amendment 1, and Amendment 2 as well as all other Addenda shall prevail as agreed to.

FIFTH.- For everything relating to the fulfillment, contents, interpretation and scope of this Amendment as well as that not expressly stated herein, the Parties agree to submit to the established in the Civil Code of the Federal District and the jurisdiction and competence of the Federal Courts located in Mexico City waiving the right to any other jurisdiction future or present and for any reason whatsoever.

This Amendment is executed in duplicate with each party retaining an original in Mexico City on November 1, 1999.


             SATMEX                         CUSTOMER


 ING. LAURO GONZALEZ MORENO          CHARLES RANDY POOLE
      GENERAL DIRECTOR               LEGAL REPRESENTATIVE


*********** Confidential treatment requested by registrant. Omitted material filed separately with the Commission.

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                            TECHNICAL ADDENDUM I-b


                              GENERAL INFORMATION


Customer:     TELESPAN, INC.
Address:      12500 NETWORK BOULEVARD, SUITE 407
City:         SAN ANTONIO TEXAS USA
Contract No.  095-I  Date: April 28, 1998            Term:         3 years
Legal Rep:    CHARLES RANDY POOLE

               TECHNICAL INFORMATION OF ASSIGNED CAPACITY



Type of Network: POINT TO POINT       Bandwidth:
May 1, 1998-October 31, 1999          72.00 MHz
November 1, 1999-March 31, 2000       36.00 MHz
April 1, 2000-July 31, 2000           54.00 MHz
August 1, 2000-April 30, 2001         72.00 MHz


Type:          PRIVATE NETWORK
Satellite:         SOLIDARIDAD 2    Band: C      Service Category: Uninterrupted
Orbital Position:  113(degrees) 0"  Transponder: 3W
Region:            R1               Polarization: H/V  Connectivity: R1/R1
Teleport:                           SAN ANTONIO, TEXAS


                                     TARIFF

AGREEMENT TERM:          TOTAL AGREEMENT ************* USD
THREE YEARS
                         MONTHLY RECURRING:

                         May 1, 1998-October 31, 1999         ***********
                         November 1, 1999-March 31, 2000      ***********
                         April 1, 2000-July 31, 2000          ***********
                         August 1, 2000-April 30, 2001        ***********


Commencement Date: May 1, 1998  Termination Date: April 30, 2001

Mexico, D.F. November 1, 1999


          SATMEX                            THE CUSTOMER


     ING. LAURO ANDRES GONZALEZ MORENO      CHARLES RANDY POOLE
          PRESIDENT                           PRESIDENT


**********   Confidential treatment requested by registrant. Omitted material filed separately with the Commission.



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